FT Confluence BDC & Specialty Finance Income ETF (FBDC)
Portfolio of Investments
August 31, 2026 (Unaudited)

Shares	Description	Value
COMMON STOCKS — BUSINESS DEVELOPMENT COMPANIES — 95.7%
	Capital Markets — 95.7%
167,958	Ares Capital Corp.	$3,370,917
67,816	Bain Capital Specialty Finance, Inc.	815,148
196,676	Barings BDC, Inc.	1,856,621
92,374	Blackstone Secured Lending Fund	2,310,274
196,435	Blue Owl Capital Corp.	2,264,896
30,328	Blue Owl Technology Finance Corp.	354,231
65,350	Capital Southwest Corp.	1,670,999
21,454	Gladstone Investment Corp.	355,278
244,122	Golub Capital BDC, Inc.	3,212,646
223,807	Hercules Capital, Inc.	3,947,955
48,650	Kayne Anderson BDC, Inc.	662,127
75,291	Main Street Capital Corp.	4,436,146
94,952	MidCap Financial Investment Corp.	931,479
47,450	Morgan Stanley Direct Lending Fund	728,358
26,492	MSC Income Fund, Inc.	341,482
191,902	New Mountain Finance Corp.	1,464,212
50,859	Nuveen Churchill Direct Lending Corp.	636,246
61,045	Oaktree Specialty Lending Corp.	809,457
153,935	Sixth Street Specialty Lending, Inc.	2,903,214
41,384	SLR Investment Corp.	527,232
	Total Common Stocks — Business Development Companies	33,598,918
	(Cost $35,587,727)
MONEY MARKET FUNDS — 4.4%
1,529,494	BNY Dreyfus Government Cash Management Fund, Institutional Shares - 3.56% (a)	1,529,494
	(Cost $1,529,494)

	Total Investments — 100.1%	35,128,412
	(Cost $37,117,221)
	Net Other Assets and Liabilities — (0.1)%	(20,030)
	Net Assets — 100.0%	$35,108,382

(a)	Rate shown reflects yield as of August 31, 2026.

Valuation Inputs
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
• Level 1 – Level 1 inputs are quoted prices in active markets for identical investments.
• Level 2 – Level 2 inputs are observable inputs, either directly or indirectly. (Quoted prices for similar investments, valuations based on interest rates and yield curves, or valuations derived from observable market data.)
• Level 3 – Level 3 inputs are unobservable inputs that may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.
A summary of the inputs used to value the Fund’s investments as of August 31, 2026 is as follows:

	Total Value at 8/31/2026	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks — Business Development Companies*	$33,598,918	$33,598,918	$—	$—
Money Market Funds	1,529,494	1,529,494	—	—
Total Investments	$35,128,412	$35,128,412	$—	$—

*	See Portfolio of Investments for industry breakout.